UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 2, 2007

VIROPHARMA INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-021699	23-2789550
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

397 EAGLEVIEW BOULEVARD, EXTON, PENNSYLVANIA 19341
(Address of Principal Executive Offices including Zip Code)

(610) 458-7300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 2.02  Results of Financial Operations and Financial Condition.

On May 2, 2007, ViroPharma Incorporated (the “Company”) issued a press release announcing its financial results for its first quarter ended March 31, 2007. A copy of the press release is set forth as Exhibit 99.1 attached hereto.

Item 7.01  Regulation FD Disclosure.

On May 1, 2007, the Company announced the decision to establish a wholly owned European subsidiary to execute on the European regulatory strategy and commercialization of maribavir, the Company’s oral antiviral drug candidate targeting cytomegalovirus, without a strategic partner. A copy of the press release is set forth as Exhibit 99.2 attached hereto.

Additionally, the Company announced that Robert Pietrusko, Pharm. D. has joined the company as vice president of global regulatory affairs and quality and as a member of the management team.

Item 9.01  Financial Statements and Exhibits.

The following exhibits are attached to this Form 8-K:

(d)	Exhibit No.	Description

	99.1	Press release dated May 2, 2007 announcing financial results.

	99.2	Press release dated May 1, 2007 announcing European subsidiary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIROPHARMA INCORPORATED

Date: May 2, 2007	By:	/s/ Thomas F. Doyle
Thomas F. Doyle
Vice President, General Counsel and Secretary

Index of Exhibits

Exhibit Number	Description
99.1	Press release dated May 2, 2007 announcing financial results.

99.2	Press release dated May 1, 2007 announcing European subsidiary.